                                                                   EXHIBIT 10.21

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of January 22, 2004 (this "Second Amendment"), is entered into by and among WEST CORPORATION, a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower as Guarantors (the "Guarantors" and together with the Borrower, the "Credit Parties"), the Required Lenders identified on the signature pages hereto and WACHOVIA BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent").

                               W I T N E S S E T H

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of May 9, 2003 (as previously amended and modified and as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has requested certain amendments to the Credit Agreement, including a $125 million increase to the Aggregate Revolving Committed Amount; and

         WHEREAS, the Required Lenders have agreed to the amendments requested by the Borrower, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

         1.1 New Definition. Section 1.1 of the Credit Agreement is hereby amended by the addition of the following definition thereto in the appropriate alphabetical order:

         "Second Amendment Effective Date" shall mean January 22, 2004.

         1.2 Consolidated EBITDA. The definition of "Consolidated EBITDA" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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                  "Consolidated EBITDA" shall mean, as of any date for the four fiscal quarter period ending on such date with respect to the Consolidated Group on a consolidated basis, the sum of (a) Consolidated Net Income, plus (b) an amount which, in the determination of Consolidated Net Income, has been deducted for (i) Consolidated Interest Expense, (ii) total federal, state, local and foreign income, value added and similar taxes, (iii) depreciation and amortization expense, all as determined in accordance with GAAP and (iv) non-cash charges relating to equity and other performance-related compensation, including stock options; provided that Consolidated EBITDA shall include add-backs relating to the Acquisition made prior to the Second Amendment Effective Date, as calculated by the Administrative Agent. Notwithstanding the above, Consolidated EBITDA shall be (A) $70,952,000 for the fiscal quarter ending March 31, 2003, (B) $65,803,000 for the fiscal quarter ending June 30, 2003 and (C) $67,108,000 for the fiscal quarter ending September 30, 2003.

         1.3 Permitted Acquisition. The definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Permitted Acquisition" shall mean an acquisition or any series of related acquisitions by a Credit Party of the assets or all of the Capital Stock of a Person or any division, line of business or other business unit of a Person (such Person or such division, line of business or other business unit of such Person referred to herein as the "Target"), in each case that is in the same line of business (or assets used in the same line of business) as the Credit Parties and their Subsidiaries or whereby a substantial portion of the acquired business relies upon automated transactions, telephone representatives or telephony technology, so long as (a) no Default or Event of Default shall then exist or would exist after giving effect thereto; (b) the Credit Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that the Credit Parties will be in compliance on a pro forma basis with all of the terms and provisions of the financial covenants set forth in Section 5.9; (c) the Administrative Agent, on behalf of the Lenders, shall have received (or shall receive in connection with the closing of such acquisition) a first priority perfected security interest in all of the Capital Stock acquired with respect to the Target and the Target, if a Person, shall have executed a Joinder Agreement in accordance with the terms of Section 5.10; (d) such acquisition is not a "hostile" public company acquisition and has been approved by the Board of Directors and/or shareholders of the applicable Credit Party and the public company Target; (e) after giving effect to such acquisition, the sum of (i) the unused availability under the Aggregate Revolving Committed Amount plus (ii) the Cash and Cash Equivalents held by the Credit Parties plus (iii) the unused borrowing availability under any securitization facility of the Credit Parties is greater than or equal to $10,000,000; and (f) with respect to any acquisition where the total consideration shall be (i) greater than $50,000,000 and less than or equal to $100,000,000, the Borrower shall have delivered to the Administrative Agent and each of the Lenders not more than thirty (30) days after the consummation of such acquisition a reasonably detailed description of the material terms

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         of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target and (ii) greater than $100,000,000, the Borrower shall have delivered to the Administrative Agent and each of the Lenders not less than ten (10) Business Days prior to the consummation of such acquisition (A) a reasonably detailed description of the material terms of such acquisition (including, without limitation, the purchase price and method and structure of payment) and of each Target, (B) audited financial statements of the Target, or company-prepared financial statements that have been certified by the Target, for the Target's two
         (2) most recent fiscal years and unaudited fiscal year-to-date statements for the most recent interim periods, which financial statements shall be consistent with any financial statements filed with the Securities and Exchange Commission in connection with such acquisition and (C) a certificate, in form and substance reasonably satisfactory to the Administrative Agent, executed by a Responsible Officer of the Borrower (1) certifying that such Permitted Acquisition complies with the requirements of this Credit Agreement and (2) demonstrating compliance with subsections (b) and (e) of this definition; provided, however, that an acquisition of a Target that is not incorporated, formed or organized in the United States (a "Foreign Target") shall only qualify as a Permitted Acquisition if each of the other requirements set forth in this definition shall have been satisfied and the total consideration for all such Foreign Targets does not exceed $50,000,000 in the aggregate during the term of this Credit Agreement.

         1.4 Permitted Investments. The definition of "Permitted Investments" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         "Permitted Investments" shall mean:

                  (i) cash and Cash Equivalents;

                  (ii) receivables owing to the Borrower or any of its Subsidiaries or any receivables and advances to suppliers, in each case if created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms;

                  (iii) investments in and loans to any Credit Parties;

                  (iv) investments in and loans to domestic subsidiaries of the Borrower that are not Guarantors solely for the purpose of purchasing third party debt obligations; provided that the aggregate amount of investments and loans made pursuant to this clause (iv), together with the aggregate amount of Indebtedness incurred pursuant to Section 6.1(d)(iii), shall not exceed $50,000,000 at any time outstanding;

                  (v) investments in and loans to subsidiaries of the Borrower that are not Guarantors (other than investments and loans pursuant to clause (iv) above); provided

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         that the aggregate amount of such investments and loans, together with the aggregate amount of Indebtedness incurred pursuant to Section 6.1(d)(iv), shall not exceed $25,000,000 at any time outstanding;

                  (vi) loans and advances to employees (other than any officer or director) of the Borrower or its Subsidiaries in an aggregate amount not to exceed $1,000,000 at any time outstanding;

                  (vii) investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

                  (viii) investments, acquisitions or transactions permitted under Section 6.4(b);

                  (ix) the Borrower may enter into Hedging Agreements to the extent permitted pursuant to Section 6.1; and

                  (x) Permitted Acquisitions.

         As used herein, "investment" shall mean all investments, in cash or by delivery of property made, directly or indirectly in, to or from any Person, whether by acquisition of shares of Capital Stock, property, assets, indebtedness or other obligations or securities or by loan advance, capital contribution or otherwise.

         1.5 Permitted Liens. The definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement is hereby amended by the addition of the following clause (xiii) and the redesignation of the existing clause (xiii) as clause "(xiv)":

                  (xiii) Liens arising in connection with accounts receivable securitizations; and

         1.6 Aggregate Revolving Committed Amount. Section 2.1 of the Credit Agreement is hereby amended by deleting the figure "ONE HUNDRED TWENTY-FIVE MILLION DOLLARS ($125,000,000)" and inserting the figure "TWO HUNDRED FIFTY MILLION DOLLARS ($250,000,000)" in substitution thereof.

         1.7 Equity Issuances. Section 2.7(b)(iii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (iii) Equity Issuances. The Borrower shall prepay the Loans in an aggregate amount equal to twenty-five percent (25%) of the Net Cash Proceeds of any Equity Issuance (any such prepayment to be applied as set forth in clause (iv) below); provided, however, that the following shall not be subject to such mandatory prepayment requirements: (A) Equity Issuances constituting stock option exercises; (B) Equity

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         Issuances consummated in connection with employee stock plans; (C)
         Equity Issuances consummated in connection with Permitted Acquisitions; and (D) Equity Issuances consummated in connection with restricted Capital Stock issued by the Borrower in substitution for performance-based earnout payments due in connection with Permitted Acquisitions or acquisitions consummated prior to the date hereof.

         1.8 Indebtedness. Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 6.1       Indebtedness.

                  The Borrower will not, nor will it permit any Subsidiary to, contract, create, incur, assume or permit to exist any Indebtedness, except:

                           (a) Indebtedness arising or existing under this
                  Credit Agreement and the other Credit Documents;

                           (b) Indebtedness of the Borrower and its Subsidiaries
                  existing as of the Closing Date as referenced in the financial statements referenced in Section 3.1 (and set out more specifically in Schedule 6.1(b)) hereto and renewals, refinancings or extensions thereof in a principal amount not in excess of that outstanding as of the date of such renewal, refinancing or extension;

                           (c) Indebtedness of the Borrower and its Subsidiaries
                  incurred after the Closing Date consisting of Capital Leases or Indebtedness incurred to provide all or a portion of the purchase price or cost of construction of an asset provided that (i) such Indebtedness when incurred shall not exceed the purchase price or cost of construction of such asset; (ii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing; and (iii) the total principal amount of all such Indebtedness shall not exceed $25,000,000 at any time outstanding;

                           (d) Unsecured intercompany Indebtedness (i) among the
                  Credit Parties, (ii) among Foreign Subsidiaries, (iii) owing from domestic subsidiaries of the Borrower that are not Guarantors to Credit Parties, which Indebtedness is solely for the purpose of purchasing third party debt obligations; provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (iii), together with the aggregate amount of investments and loans made pursuant to clause (iv) of the definition of Permitted Investments, shall not exceed $50,000,000 at any time outstanding, and (iv) owing from subsidiaries of the Borrower that are not Guarantors to Credit Parties (other than Indebtedness incurred pursuant to clause (iii) above); provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (iv), together with the aggregate amount of investments and loans made pursuant to clause (v) of the

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                  definition of Permitted Investments, shall not exceed
                  $25,000,000 at any time outstanding;

                           (e) Secured intercompany Indebtedness among the
                  Borrower and its Subsidiaries in a principal amount not to exceed $25,000,000 in the aggregate at any time outstanding; provided that, to the extent a Credit Party and a Subsidiary that is not a Credit Party are parties to such intercompany Indebtedness arrangement, such Credit Party shall be the secured party;

                           (f) Indebtedness and obligations owing under Hedging
                  Agreements relating to the Loans hereunder and other Hedging Agreements entered into in order to manage existing or anticipated interest rate, exchange rate or commodity price risks and not for speculative purposes;

                           (g) Indebtedness and obligations of Credit Parties
                  owing under documentary letters of credit for the purchase of goods or other merchandise (but not under standby, direct pay or other letters of credit except for the Letters of Credit hereunder) generally in an aggregate principal amount not to exceed $25,000,000 at any time outstanding;

                           (h) Guaranty Obligations in respect of Indebtedness
                  of a Credit Party to the extent such Indebtedness is permitted to exist or be incurred pursuant to this Section 6.1;

                           (i) Indebtedness of the Borrower and its Subsidiaries
                  arising under any Synthetic Leases (other than Indebtedness under the Operative Agreements set out on Schedule 6.1(b)) that is pari passu with or subordinated to the Credit Party Obligations in a principal amount not to exceed $25,000,000 in the aggregate at any time outstanding;

                           (j) Indebtedness of the Borrower and its Subsidiaries
                  consisting of unsecured earnout obligations incurred in connection with Permitted Acquisitions in a principal amount not to exceed $50,000,000 in the aggregate at any time outstanding;

                           (k) Indebtedness (other than revolving credit
                  facilities exceeding $50,000,000 in the aggregate and any Synthetic Leases) of the Borrower and its Subsidiaries that is pari passu with or subordinated to the Credit Party Obligations in an aggregate principal amount not to exceed $300,000,000 at any time outstanding;

                           (l) Indebtedness of the Borrower and its Subsidiaries
                  relating to any accounts receivable securitization transaction or transactions; provided that the

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                  principal amount of such Indebtedness does not exceed
                  $100,000,000 in the aggregate at any time outstanding; and

                           (m) other Indebtedness of the Borrower and its
                  Subsidiaries; provided that such Indebtedness is non-recourse to the Borrower or any of its Subsidiaries and the principal amount of such Indebtedness does not exceed $100,000,000 in the aggregate at any time outstanding.

         1.9 Accounts Receivable Asset Sales. Section 6.4(a) to the Credit Agreement is hereby amended by the addition of the word "and" at the end of subsection (a)(v) and the addition of the following new subsection (a)(vi):

                  (vi) the sale, transfer, contribution, conveyance or other disposition of accounts receivable and associated collateral, lockbox and other collection accounts, records and/or proceeds in connection with any accounts receivable securitization;

         1.10 Advances, Investments and Loans. Section 6.5 of the Credit Agreement is hereby amended by the insertion of the phrase "or to the extent permitted by Section 6.1" at the end of such Section.

         1.11 Schedule of Lenders and Commitments. Schedule 2.1(a) to the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex A attached hereto.

                                    SECTION 2

                               CLOSING CONDITIONS

         2.1      Closing Conditions.

         This Second Amendment shall become effective as of the date hereof upon satisfaction of the following conditions (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) Executed Amendment. Receipt by the Administrative Agent of a copy of this Second Amendment duly executed by each of the Credit Parties and the Required Lenders.

                  (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this Second Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

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                  (c) Incumbency Certificate. Receipt by the Administrative
         Agent of an incumbency certificate with respect to each of the Credit Parties.

                  (d) Legal Opinions of Counsel. The Administrative Agent shall have received opinions of legal counsel for the Credit Parties, dated the as of the date hereof and addressed to the Administrative Agent and the Lenders, which opinions shall provide, among other things, that the execution and delivery of this Second Amendment by the Credit Parties and the consummation of the transactions contemplated hereby will not violate the corporate instruments and material agreements of the Credit Parties, and shall otherwise be in form and substance acceptable to the Administrative Agent and the Lenders.

                  (e) Material Adverse Event. Since the Closing Date, there shall have been no change or occurrence which could reasonably be expected to have a Material Adverse Effect.

                  (f) Litigation. There shall not exist any pending or threatened litigation or investigation affecting or relating to the Borrower or any of its Subsidiaries, the Credit Agreement or the other Credit Documents that in the reasonable judgment of the Administrative Agent and Lenders could materially adversely affect the Borrower and its Subsidiaries, taken as a whole, or the Credit Agreement or the other Credit Documents, that has not been settled, dismissed, vacated, discharged or terminated prior to the date hereof.

                  (g) Officer's Certificate. The Administrative Agent shall have received a certificate executed by a responsible officer of the Borrower as of the date hereof stating that immediately after giving effect to this Second Amendment and all the transactions contemplated to occur on the date hereof, (A) no Default or Event of Default exists,
         (B) all representations and warranties contained in the Second Amendment and in the Credit Agreement and the other Credit Documents (except those which expressly relate to an earlier date) are true and correct, and (C) the Credit Parties are in compliance with each of the financial covenants set forth in Section 5.9 to the Credit Agreement on a pro forma basis.

                  (h) Consents. The Administrative Agent shall have received evidence that all governmental, shareholder and material third party consents and approvals necessary in connection with this Second Amendment and other transactions contemplated hereby have been obtained and all applicable waiting periods have expired without any action being taken by any authority that could restrain, prevent or impose any material adverse conditions on such transactions or that could seek or threaten any of such transactions.

                  (i) Fees. Receipt by the Administrative Agent of all reasonable fees and expenses of the Administrative Agent in connection with the preparation, execution and

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         delivery of this Second Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen PLLC.

SECTION 3

MISCELLANEOUS

         3.1 Amended Terms. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Second Amendment. Except as specifically amended or modified hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         3.2 Representations and Warranties of the Borrower. Each of the Credit Parties represents and warrants to the Lenders as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Second Amendment.

                  (b) This Second Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Second Amendment.

                  (d) The representations and warranties of such Person set forth in Article III of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         3.3 Reaffirmation of Credit Party Obligations. Each Credit Party hereby ratifies the Credit Agreement (as amended by this Second Amendment) and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement (as amended by this Second Amendment) applicable to it and (b) that it is responsible for the observance and full performance of its respective Credit Party Obligations.

         3.4 Credit Document. This Second Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

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         3.5      Expenses. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Second Amendment, including, without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC, and all previously incurred fees and expenses which remain outstanding on the date hereof.

         3.6 Entirety. This Second Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         3.7 Counterparts/Telecopy. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of the Second Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

         3.8 Governing Law. This Second Amendment and the rights and obligations of the parties under this Second Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

         3.9 Consent to Jurisdiction; Service of Process; Waiver of Jury Trial. The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 9.14 and 9.17 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

         3.10 Further Assurances. The Credit Parties agree to promptly take such action, upon the request of the Administrative Agent, as is reasonably necessary to carry out the intent of this Second Amendment.

                            [Signature Pages Follow]

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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Second Amendment to be duly executed under seal and delivered as of the date and year first above written.

BORROWER:                           WEST CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

GUARANTORS:                         WEST TELEMARKETING CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION II,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST TELEMARKETING CORPORATION OUTBOUND, a
                                    Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    DAKOTAH DIRECT II, L.L.C.,
                                    a Delaware limited liability company
                                    By:    West Telemarketing Corporation
                                           Outbound, Its Member

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST INTERACTIVE CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

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GUARANTORS CONT.:                   WEST FACILITIES CORPORATION,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    WEST DIRECT, INC.,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Treasurer

                                    NORTHERN CONTACT, INC.,
                                    a Delaware limited liability company

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    TEL MARK SALES, INC.,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    INTERCALL, INC.,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

GUARANTORS CONT.:                   INTERCALL TELECOM VENTURES, LLC,
                                    a Delaware limited liability company

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

                                    ATTENTION, LLC,
                                    a Delaware limited liability company

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Manager

                                    CONFERENCECALL.COM, INC.,
                                    a Delaware corporation

                                    By: /s/ Paul M. Mendlik
                                        ----------------------------------------
                                    Name: Paul M. Mendlik
                                    Title: Chief Financial Officer

AGENT AND LENDERS:                  WACHOVIA BANK, NATIONAL ASSOCIATION,
                                    as Administrative Agent, Issuing Lender,
                                    Swingline Lender and as a Lender

                                    By:/s/ Michael Romanzo
                                       -----------------------------------------
                                    Name: Michael Romanzo
                                    Title: Vice President

                           [signature pages continue]

                                    WELLS FARGO BANK NATIONAL ASSOCIATION

                                    By: /s/ Daniel A. Toll
                                        ----------------------------------------
                                    Name: Daniel A. Toll
                                    Title: Vice President

                           [signature pages continue]

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                                    BANK OF AMERICA, N.A.

                                    By: /s/ Steven K. Kessler
                                        ----------------------------------------
                                    Name: Steven K. Kessler
                                    Title: Senior Vice President

                           [signature pages continue]

                                    BNP PARIBAS

                                    By: /s/ Peter C. Labrie
                                        ----------------------------------------
                                    Name: Peter C. Labrie
                                    Title: Central Region Manager

                                    By: /s/ Barbara V. Rivera
                                        ----------------------------------------
                                    Name: Barbara V. Rivera
                                    Title: Vice President

                           [signature pages continue]

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


                                    U.S. BANK, N.A.

                                    By: /s/ Karen Nelson
                                        ----------------------------------------
                                    Name: Karen Nelson
                                    Title: Vice President

                           [signature pages continue]

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                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Lezlee Schutty
                                        ----------------------------------------
                                    Name: Lezlee Schutty
                                    Title: Commercial Loan Officer

                           [signature pages continue]

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ Dan Cameron
                                        ----------------------------------------
                                    Name: Dan Cameron
                                    Title: Director

                                    By: /s/ Christopher Johnson
                                        ----------------------------------------
                                    Name: Christopher Johnson
                                    Title: Managing Director

                           [signature pages continue]

                                    FIRST NATIONAL BANK OF OMAHA

                                    By: /s/ Mark A. Baratta
                                        ----------------------------------------
                                    Name: Mark A. Baratta
                                    Title: Vice President

                           [signature pages continue]

                                    KEY BANK NATIONAL ASSOCIATION

                                    By: /s/ Vijaya Kulkarni
                                        ----------------------------------------
                                    Name: Vijaya Kulkarni
                                    Title: Assistant Vice President

                           [signature pages continue]

                                    UNION BANK OF CALIFORNIA, N.A.

                                    By: /s/ Mehmet Mumcuoglu
                                        ----------------------------------------
                                    Name: Mehmet Mumcuoglu
                                    Title: Vice President

                           [signature pages continue]

                                    UNITED OVERSEAS BANK LIMITED,
                                    NEW YORK AGENCY

                                    By: /s/ Kwong Yew Wong
                                        ----------------------------------------
                                    Name: Kwong Yew Wong
                                    Title: Agent & General Manager

                                    By: /s/ Philip Cheong
                                        ----------------------------------------
                                    Name: Philip Cheong
                                    Title: Vice President & Deputy General
                                    Manager

                           [signature pages continue]

                                    COMERICA BANK

                                    By: /s/ Timothy O'Rourke
                                        ----------------------------------------
                                    Name: Timothy O'Rourke
                                    Title: Vice President

                           [signature pages continue]

                                    THE NORTHERN TRUST COMPANY

                                    By: /s/ Mark E. Taylor
                                        ----------------------------------------
                                    Name: Mark E. Taylor
                                    Title: Vice President

                           [signature pages continue]

                                    COMMERCIAL FEDERAL BANK

                                    By: /s/ William Honke
                                        ----------------------------------------
                                    Name: William Honke
                                    Title: Vice President

                           [signature pages continue]

                                    RZB FINANCE LLC, CONNECTICUT OFFICE

                                    By: /s/ Astrid Wilke
                                        ----------------------------------------
                                    Name: Astrid Wilke
                                    Title: Vice President

                                    By: /s/ Elisabeth Hirst
                                        ----------------------------------------
                                    Name: Elisabeth Hirst
                                    Title: Assistant Vice President

                                                                         Annex A
                                                             to Second Amendment

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                                                      Revolving      Revolving          LOC           LOC
                                                      Committed      Commitment      Committed     Commitment
                     Lender                             Amount       Percentage        Amount      Percentage
------------------------------------------------   --------------   -----------    -------------   ----------
Wachovia Bank, National Association                $22,307,692.33    8.9230769%    $  892,307.69    8.9230769%
BNP Paribas                                        $27,676,923.08   11.0707692%    $1,107,076.92   11.0707692%
Wells Fargo Bank National Association              $22,107,692.31    8.8430769%    $  884,307.69    8.8430769%
LaSalle Bank N.A.                                  $22,953,846.15    9.1815385%    $  918,153.85    9.1815385%
U.S. Bank, N.A.                                    $23,130,769.23    9.2523077%    $  925,230.77    9.2523077%
Bank of America, N.A.                              $19,369,230.77    7.7476923%    $  774,769.23    7.7476923%
The Bank of Nova Scotia                            $18,653,846.15    7.4615385%    $  746,153.85    7.4615385%
United Overseas Bank Limited, New York Agency      $17,692,307.69    7.0769231%    $  707,692.31    7.0769231%
Key Bank National Association                      $15,192,307.69    6.0769231%    $  607,692.31    6.0769231%
Union Bank of California, N.A.                     $14,692,307.69    5.8769231%    $  587,692.31    5.8769231%
First National Bank of Omaha                       $13,792,307.69    5.5169231%    $  551,692.31    5.5169231%
Comerica Bank                                      $ 8,084,615.38    3.2338462%    $  323,384.62    3.2338462%
The Northern Trust Company                         $ 6,846,153.85    2.7384615%    $  273,846.15    2.7384615%
Malayan Banking Berhad                             $ 6,346,153.85    2.5384615%    $  253,846.15    2.5384615%
Commercial Federal Bank                            $ 5,384,615.38    2.1538462%    $  215,384.62    2.1538462%
RZB Finance LLC, Connecticut Office                $ 2,884,615.38    1.1538462%    $  115,384.62    1.1538462%
E. Sun Commercial Bank, Ltd., Los Angeles Branch   $ 2,884,615.38    1.1538462%    $  115,384.62    1.1538462%
                                                   --------------   ----------     -------------   ----------
Total:                                             $  250,000,000          100%    $  10,000,000          100%
                                                   ==============   ==========     =============   ==========